Note 7 - Long-term Debt and Note Payable to Bank (Tables)	12 Months Ended
Oct. 31, 2019
Notes Tables
Schedule of Debt [Table Text Block]
	October 31,
	2019	2018
Virginia Real Estate Loan ($6.5 million original principal) payable in monthly installments of $31,812, including interest (at 3.95%), with final payment of $3,644,211 due May 1, 2024	$4,580,173	$4,774,252
North Carolina Real Estate Loan ($2.24 million original principal) payable in monthly installments of $10,963, including interest (at 3.95%), with final payment of $1,255,850 due May 1, 2024	1,328,450	1,645,332
Total long-term debt	5,908,623	6,419,584
Less current installments	738,955	260,954
Long-term debt, excluding current installments	$5,169,668	$6,158,630